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EXHIBIT 10.33(c)

AMENDMENT NUMBER TWO
to the
Warehouse Loan and Security Agreement
dated as of February 10, 2000,
as Amended and Restated to and including January 24, 2001
Among
AAMES CAPITAL CORPORATION,
AAMES FUNDING CORPORATION
and
GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

    This AMENDMENT NUMBER TWO (this "Amendment") is made this 30th day of March, 2001, among AAMES CAPITAL CORPORATION, AAMES FUNDING CORPORATION (each, a "Borrower" and collectively, the "Borrowers") and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. ("Lender") to the WAREHOUSE LOAN AND SECURITY AGREEMENT, dated as of February 10, 2000, as Amended and Restated to and including January 24, 2001 between Lender and Borrowers (the "Loan Agreement").

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    WHEREAS, Borrowers have requested that Lender agree to the amendments to the Loan Agreement as set forth herein; and

    WHEREAS, Lender has consented to such amendments to the Loan Agreement as set forth herein.

    NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

    SECTION 1. Effective as of March 30, 2001, the definition of "Tangible Net Worth" in Section 1.01 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

  "Tangible Net Worth" shall mean, with respect to any Person, as of any date of determination, the consolidated Net Worth of such Person and its Subsidiaries, less the consolidated net book value of all assets of such Person and its Subsidiaries (to the extent reflected as an asset in the balance sheet of such Person or any Subsidiary at such date) which will be treated as intangibles under GAAP; provided, that residual securities issued by such Person or its Subsidiaries shall not be treated as intangibles for purposes of this definition.

    SECTION 2. Fees and Expenses. Borrowers agree to pay to Lender all fees and out of pocket expenses incurred by Lender in connection with this Amendment (including all reasonable fees and out of pocket costs and expenses of the Lender's legal counsel incurred in connection with this Amendment Number Two), in accordance with Section 10.03 of the Loan Agreement

    SECTION 3. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement.

    SECTION 4. Representations. In order to induce the Lender to execute and deliver this Amendment Number Two, the Borrowers hereby represent to the Lender that as of the date hereof, after giving effect to this Amendment Number Two, the Borrowers are in full compliance with all of the terms and conditions of the Loan Agreement.

    SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment, the Loan Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Two need not be made in the Loan Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Loan Agreement, any reference in any of such items to the Loan Agreement being sufficient to refer to the Loan Agreement as amended hereby.

    SECTION 6. Governing Law. THIS AMENDMENT NUMBER TWO SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE.

    SECTION 7. Counterparts. This Amendment Number Two may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

    IN WITNESS WHEREOF, Borrowers and Lender have caused this Amendment Number Two to be executed and delivered by their duly authorized officers as of the day and year first above written.

AAMES CAPITAL CORPORATION
Borrower
By:	Name: John Kohler Title: Executive Vice President
AAMES FUNDING CORPORATION
Borrower
By:	Name: John Kohler Title: Executive Vice President
GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.,
Lender
By:
Name: Title:

Acknowledged and Agreed:

AAMES FINANCIAL CORPORATION

By:

Name:  John Kohler
Title:  Executive Vice President

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EXHIBIT 10.33(c)
AMENDMENT NUMBER TWO to the Warehouse Loan and Security Agreement dated as of February 10, 2000, as Amended and Restated to and including January 24, 2001 Among AAMES CAPITAL CORPORATION, AAMES FUNDING CORPORATION and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
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